UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

SELECT ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400 Houston, TX 77027
(Address of Principal Executive Offices)

(713) 235-9500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On November 2, 2022, Select Energy Services, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the third quarter ended September 30, 2022. A copy of the Company’s press release covering such announcement and certain other matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02 – Sale of Unregistered Securities.

On November 1, 2022, the Company and SES Holdings, LLC, a subsidiary of the Company, completed the acquisition of all of the equity interests in Breakwater Energy Services, LLC (“Breakwater”), a direct wholly-owned subsidiary of Break-Starr Holdings, LLC (“Break-Starr”) that provides water transfer, infrastructure and advanced recycling solutions in the Permian Basin and Eagle Ford Shale, for consideration of 9,181,144 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), which were issued to Break-Starr and certain other owners and employees of Breakwater, subject to standard post-closing adjustments. The Company also repaid or assumed approximately $12.6 million of outstanding borrowings and other obligations in conjunction with closing.

Also on November 1, 2022, the Company and Select Agua Libre Midstream, LLC, a subsidiary of the Company, completed the acquisition of certain water gathering pipeline and disposal assets in the Bakken Shale from Cypress Environmental Solutions, LLC (“Cypress”), for consideration of 952,753 shares of the Company’s Class A common stock, which were issued to Cypress.

The shares issued in each of the transactions described above were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act, in each case, was based upon the following factors: (a) the issuance of the shares was an isolated private transaction by the Company that did not involve a public offering, (b) there was a limited number of recipients and (c) representations from the recipients to support such exemption, including with respect to their status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Press Release dated November 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

THE INFORMATION FURNISHED UNDER ITEM 2.02 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 2, 2022

SELECT ENERGY SERVICES, INC.

By:	/s/ Nick Swyka
Nick Swyka
Senior Vice President and Chief Financial Officer